AMG FUNDS I

AMG Managers Brandywine Advisors Mid Cap Growth Fund

Supplement dated March 7, 2016 to the

Summary Prospectus, dated February 1, 2016

The following information supplements and supersedes any information to the contrary relating to AMG Managers Brandywine Advisors Mid Cap Growth Fund (the “Fund”), a series of AMG Funds I, contained in the Fund’s Summary Prospectus, dated February 1, 2016.

With respect to the legend that appears on the cover of the Summary Prospectus, the last sentence is hereby deleted and replaced with the following:

The current prospectus and statement of additional information, dated February 1, 2016, as supplemented March 7, 2016, are incorporated by reference into this summary prospectus.

Effective May 13, 2016, the Summary Prospectus will be revised as follows:

With respect to the section “Principal Investment Strategies,” the first sentence of the first paragraph will be deleted and replaced with the following:

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in mid-cap companies. The Fund’s Subadvisor (as identified below) currently considers mid-cap companies to be companies having market capitalizations within the market capitalization range of companies included in the Russell Midcap® Index (between $2.4 billion and $28.7 billion as of May 29, 2015, the date of the latest reconstitution of the Index (implemented June 26, 2015)).

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

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